                          VAN KAMPEN SERIES FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT
                        OF THE ARTICLES OF INCORPORATION

         VAN KAMPEN SERIES FUND, INC., a Maryland corporation (the "Corporation"), pursuant the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

         SECOND, the Corporation, before implementation of the Articles described herein, has authority to issue 28,500,000,000 shares of common stock, par value $0.001 per share (each a "Share"), which are designated and classified as follows:


                                                    Number of Shares of Common
Name of Class                                       Stock Classified and Allocated
-------------                                       ------------------------------
Morgan Stanley Money Market Fund                     2,000,000,000 shares

Van Kampen Global Equity Allocation Fund
                 Class A                               375,000,000 shares
Van Kampen Global Equity Allocation Fund
                 Class B                               375,000,000 shares
Van Kampen Global Equity Allocation Fund
                 Class C                               375,000,000 shares

Van Kampen Global Fixed Income Fund
                    Class A                            375,000,000 shares
Van Kampen Global Fixed Income Fund
                Class B                                375,000,000 shares
Van Kampen Global Fixed Income Fund
                Class C                                375,000,000 shares

Van Kampen Asian Growth Fund
                  Class A                              375,000,000 shares
Van Kampen Asian Growth Fund
                  Class B                              375,000,000 shares
Van Kampen Asian Growth Fund
                  Class C                              375,000,000 shares

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Van Kampen American Value Fund
                  Class A                              375,000,000 shares
Van Kampen American Value Fund
                  Class B                              375,000,000 shares
Van Kampen American Value Fund
                  Class C                              375,000,000 shares

Van Kampen Worldwide High Income Fund
                  Class A                              375,000,000 shares
Van Kampen Worldwide High Income Fund
                  Class B                              375,000,000 shares
Van Kampen Worldwide High Income Fund
                  Class C                              375,000,000 shares

Van Kampen Emerging Markets Fund
                  Class A                              375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class B                              375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class C                              375,000,000 shares

Van Kampen Latin American Fund
                  Class A                              375,000,000 shares
Van Kampen Latin American Fund
                  Class B                              375,000,000 shares
Van Kampen Latin American Fund
                  Class C                              375,000,000 shares

Van Kampen European Equity Fund
                  Class A                              375,000,000 shares
Van Kampen European Equity Fund
                  Class B                              375,000,000 shares
Van Kampen European Equity Fund
                  Class C                              375,000,000 shares

Van Kampen Growth and Income Fund II
                    Class A                            375,000,000 shares
Van Kampen Growth and Income Fund II
                  Class B                              375,000,000 shares
Van Kampen Growth and Income Fund II
                  Class C                              375,000,000 shares

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Van Kampen International Magnum Fund
                  Class A                              375,000,000 shares
Van Kampen International Magnum Fund
                  Class B                              375,000,000 shares
Van Kampen International Magnum Fund
                  Class C                              375,000,000 shares

Van Kampen Focus Equity Fund
                  Class A                              375,000,000 shares
Van Kampen Focus Equity Fund
                  Class B                              375,000,000 shares
Van Kampen Focus Equity Fund
                  Class C                              375,000,000 shares

Van Kampen High Yield & Total Return Fund
                  Class A                              375,000,000 shares
Van Kampen High Yield & Total Return Fund
                  Class B                              375,000,000 shares
Van Kampen High Yield & Total Return Fund
                  Class C                              375,000,000 shares

Van Kampen U.S. Real Estate Fund
                  Class A                              375,000,000 shares
Van Kampen U.S. Real Estate Fund
                  Class B                              375,000,000 shares
Van Kampen U.S. Real Estate Fund
                  Class C                              375,000,000 shares

Van Kampen Japanese Equity Fund
                  Class A                              375,000,000 shares
Van Kampen Japanese Equity Fund
                  Class B                              375,000,000 shares
Van Kampen Japanese Equity Fund
                  Class C                              375,000,000 shares

Morgan Stanley Tax-Free Income Money
         Market Fund                                 2,000,000,000 shares

Morgan Stanley Government Obligations
         Money Market Fund                           2,000,000,000 shares

Van Kampen Global Equity Fund
                  Class A                              375,000,000 shares
Van Kampen Global Equity Fund
                  Class B                              375,000,000 shares
Van Kampen Global Equity Fund
                  Class C                              375,000,000 shares

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Van Kampen Emerging Markets Debt Fund
                  Class A                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
                  Class B                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
                  Class C                              375,000,000 shares

Van Kampen Mid Cap Growth Fund
                  Class A                              375,000,000 shares
Van Kampen Mid Cap Growth Fund
                  Class B                              375,000,000 shares
Van Kampen Mid Cap Growth Fund
                  Class C                              375,000,000 shares

Van Kampen Equity Growth Fund
                  Class A                              375,000,000 shares
Van Kampen Equity Growth Fund
                  Class B                              375,000,000 shares
Van Kampen Equity Growth Fund
                  Class C                              375,000,000 shares

Van Kampen Value Fund
                  Class A                              375,000,000 shares
Van Kampen Value Fund
                  Class B                              375,000,000 shares
Van Kampen Value Fund
                  Class C                              375,000,000 shares


Van Kampen Global Franchise Fund
                  Class A                              375,000,000 shares
Van Kampen Global Franchise Fund
                  Class B                              375,000,000 shares
Van Kampen Global Franchise Fund
                  Class C                              375,000,000 shares

         THIRD, the Board of Directors of the Corporation at a meeting duly convened has adopted a resolution to change, pursuant to section 2-605(a)(4) of MGCL, the name of a portfolio of the Corporation, namely the Van Kampen Global Franchise Fund to the Van Kampen Tax Managed Global Franchise Fund effective April 3, 2000;

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         FOURTH, the Board of Directors of the Corporation at a meeting duly convened has adopted resolutions to approve, pursuant to sections 2-208.1 and 2-105(c) of MGCL, a decrease in the total number of Shares that the Corporation has authority to issue to 21,375,000,000 Shares representing the termination of the Van Kampen U.S. Real Estate Fund, Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Income Money Market Fund and Morgan Stanley Government Obligations Money Market Fund effective immediately;

         FIFTH, the Corporation, after implementation of the Articles described herein, has authority to issue 21, 375,000,000 Shares which are designated and classified as follows:



                                                    Number of Shares of Common
Name of Class                                       Stock Classified and Allocated
-------------                                       ------------------------------
Van Kampen Global Equity Allocation Fund
                 Class A                               375,000,000 shares
Van Kampen Global Equity Allocation Fund
                 Class B                               375,000,000 shares
Van Kampen Global Equity Allocation Fund
                 Class C                               375,000,000 shares

Van Kampen Global Fixed Income Fund
                    Class A                            375,000,000 shares
Van Kampen Global Fixed Income Fund
                Class B                                375,000,000 shares
Van Kampen Global Fixed Income Fund
                Class C                                375,000,000 shares

Van Kampen Asian Growth Fund
                  Class A                              375,000,000 shares
Van Kampen Asian Growth Fund
                  Class B                              375,000,000 shares
Van Kampen Asian Growth Fund
                  Class C                              375,000,000 shares

Van Kampen American Value Fund
                  Class A                              375,000,000 shares
Van Kampen American Value Fund
                  Class B                              375,000,000 shares
Van Kampen American Value Fund
                  Class C                              375,000,000 shares


Van Kampen Worldwide High Income Fund
                  Class A                              375,000,000 shares
Van Kampen Worldwide High Income Fund
                  Class B                              375,000,000 shares
Van Kampen Worldwide High Income Fund
                  Class C                              375,000,000 shares

Van Kampen Emerging Markets Fund
                  Class A                              375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class B                              375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class C                              375,000,000 shares

Van Kampen Latin American Fund
                  Class A                              375,000,000 shares
Van Kampen Latin American Fund
                  Class B                              375,000,000 shares
Van Kampen Latin American Fund
                  Class C                              375,000,000 shares

Van Kampen European Equity Fund
                  Class A                              375,000,000 shares
Van Kampen European Equity Fund
                  Class B                              375,000,000 shares
Van Kampen European Equity Fund
                  Class C                              375,000,000 shares

Van Kampen Growth and Income Fund II
                    Class A                            375,000,000 shares
Van Kampen Growth and Income Fund II
                  Class B                              375,000,000 shares
Van Kampen Growth and Income Fund II
                  Class C                              375,000,000 shares

Van Kampen International Magnum Fund
                  Class A                              375,000,000 shares
Van Kampen International Magnum Fund
                  Class B                              375,000,000 shares
Van Kampen International Magnum Fund
                  Class C                              375,000,000 shares

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Van Kampen Focus Equity Fund
                  Class A                              375,000,000 shares
Van Kampen Focus Equity Fund
                  Class B                              375,000,000 shares
Van Kampen Focus Equity Fund
                  Class C                              375,000,000 shares

Van Kampen High Yield & Total Return Fund
                  Class A                              375,000,000 shares
Van Kampen High Yield & Total Return Fund
                  Class B                              375,000,000 shares
Van Kampen High Yield & Total Return Fund
                  Class C                              375,000,000 shares

Van Kampen Japanese Equity Fund
                  Class A                              375,000,000 shares
Van Kampen Japanese Equity Fund
                  Class B                              375,000,000 shares
Van Kampen Japanese Equity Fund
                  Class C                              375,000,000 shares

Van Kampen Global Equity Fund
                  Class A                               375,000,000 shares
Van Kampen Global Equity Fund
                  Class B                              375,000,000 shares
Van Kampen Global Equity Fund
                  Class C                              375,000,000 shares

Van Kampen Emerging Markets Debt Fund
                  Class A                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
                  Class B                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
                  Class C                              375,000,000 shares

Van Kampen Mid Cap Growth Fund
                  Class A                              375,000,000 shares
Van Kampen Mid Cap Growth Fund
                  Class B                              375,000,000 shares
Van Kampen Mid Cap Growth Fund
                  Class C                              375,000,000 shares


Van Kampen Equity Growth Fund
                  Class A                              375,000,000 shares
Van Kampen Equity Growth Fund
                  Class B                              375,000,000 shares
Van Kampen Equity Growth Fund
                  Class C                              375,000,000 shares

Van Kampen Value Fund
                  Class A                              375,000,000 shares
Van Kampen Value Fund
                  Class B                              375,000,000 shares
Van Kampen Value Fund
                  Class C                              375,000,000 shares

Van Kampen Tax Managed Global Franchise Fund
                  Class A                             375,000,000 shares
Van Kampen Tax Managed Global Franchise Fund
                  Class B                             375,000,000 shares
Van Kampen Tax Managed Global Franchise Fund
                  Class C                             375,000,000 shares


         SIXTH, such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

         SEVENTH, the description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

         IN WITNESS WHEREOF, VAN KAMPEN SERIES FUND, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its Assistant Secretary attested by its Vice President, Chief Financial Officer and Treasurer on this 6th day of March, 2000.


                                               VAN KAMPEN SERIES FUND, INC




                                                By:__________________________
                                                     Weston B. Wetherell
                                                     Assistant Secretary



Attest:____________________
         John L. Sullivan
         Vice President, Chief Financial Officer
         and Treasurer




The undersigned, Assistant Secretary of Van Kampen Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                By:__________________________
                                                     Weston B. Wetherell
                                                     Assistant Secretary